GOLD INVESTORS
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
1-888-503-FUND for Investment Information
1-888-503-VOICE for Shareholder Services www.mutualfunds.net

                                                                 August 15, 1997
Dear Shareholder:

       It is a pleasure to submit this Annual Report for the Fund's fiscal year ended June 30, 1997, and to welcome our many new shareholders who have joined us since our last Report by opening regular, Gifts/Transfers to Minors, and qualified retirement plan accounts. Shareholder investments through Bull & Bear IRA, SEP-IRA, Profit Sharing/Money Purchase, 403(b) and Keogh accounts represent over 30% of the Fund's total net assets. Also of interest is that many of our shareholders have invested in the Fund through discount brokerage firms, including Charles Schwab & Co., Fidelity Brokerage, Waterhouse Securities, Jack White & Co., and Bull & Bear Securities, Inc.

                               Review and Outlook

       The Fund's fiscal year ended June 30, 1997, and particularly the last six months, proved to be a difficult period for the precious metals markets and mining companies, which were negatively impacted by a number of significant events. Over the six months ended June 30, 1997 alone, the gold price per ounce declined from $368.30 to $324.20.

       One factor was substantial sales of gold reserves by certain central banks. The central banks of Belgium and the Netherlands sold more than 500 metric tons of gold, and in early July the Reserve Bank of Australia announced that it had sold 167 metric tons, approximately two thirds of its holdings. Germany's Bundesbank, however, rejected the German government's plan to revalue the country's gold bullion reserves in order to use the higher values to offset a portion of the country's debt. Other factors included mining companies' forward sales of gold, i.e., sales of future production, short selling by large hedge funds and commodity trading pools, and the incident involving Bre-X Minerals, a Canadian mining company whose allegedly huge gold discovery in Indonesia appears to have been a hoax.

       Despite record levels of gold consumption, these events nevertheless had a harsh effect on gold stocks. In the six months ended June 30, 1997, the Toronto Gold and Silver Index, a representative index of North American gold producers, declined 25.1%, while gold stocks in Australia and South Africa fell by even greater amounts. The project development companies have been particularly hard hit, with the Canadian Junior Resource Index declining 32.5% over the period. Most of the gold stock indices are at five year lows. Reflecting this situation, Bull & Bear Gold Investors' total return for its June 30 fiscal year was a negative 37.81%, a disappointing result fol-lowing the prior year's +21.01% total return. The Fund's strategy under these conditions was to continue investing in a global portfolio of mining shares, add smaller, new project development companies with the potential for growth regardless of the fluctuations in the price of gold, and use leverage from time to time.

       On the positive side, however, 19 central banks actually increased their gold reserves in 1996, versus 16 that reduced them. Basic supply and demand forces should also begin shortly to impact favorably on the gold price, as many high-cost gold producers are forced by the current lower gold prices to close or cut back production and thereby reduce supply, which may in turn lead to a higher gold price. Further, money supply growth in industrial countries remains brisk. For example, M-3, a broad definition of the quantity of dollars in circulation, is growing at an annual rate of more than 7%, which suggests inflationary pressure on the economy in the future. And in sharp contrast to most of the world's equity markets, which are at or near record highs, both gold and gold stocks are at the low end of a five year trading range. At these levels, investors are offered an interesting opportunity to participate in a sector which could be poised to yield substantial returns in the future.

       Effective September 1, 1997, investment decisions for the Fund will be assumed by the Investment Policy Committee of Bull & Bear Advisers, Inc., the Fund's Investment Manager. The Committee intends to continue the Fund's strategy of pursuing its primary investment objective of long term capital appreciation through its present investment program, which provides for investing in gold mining shares, gold, platinum and silver bullion, securities of other natural resource and basic commodity companies, selected growth companies expected over time to grow faster than the rate of inflation, and securities issued by the U.S. Government, its agencies or instrumentalities.

       If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, as described on page 3, we would be very pleased to hear from you. Just call toll free 1-888-503-FUND (1-888-503-3863), and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.

                                   Sincerely,


   /s/ Robert D. Anderson                               /s/ Thomas B. Winmill

   Robert D. Anderson                                   Thomas B. Winmill
   Vice Chairman                                        President

  Bull
& Bear__________________________________________________________________________
Performance Driven(R)

================================================================================
MUTUAL FUNDS

o    Bull & Bear                        A high quality money market fund
     Dollar Reserves                    investing in U.S. Government securities.
                                        Income is generally free from state
                                        income and intangible personal property
                                        taxes. Free, unlimited check writing
                                        with only a $250 minimum per check.
--------------------------------------------------------------------------------
o    Bull & Bear                        Seeks long term capital appreciation in
     Gold Investors                     investments with the potential to
                                        provide a hedge against inflation and
                                        preserve the purchasing power of the
                                        dollar.
--------------------------------------------------------------------------------
o    Bull & Bear                        Invests aggressively for maximum capital
     Special Equities Fund              appreciation.
--------------------------------------------------------------------------------
o    Bull & Bear                        Invests worldwide for the highest
     U.S. and Overseas Fund             possible total return.
--------------------------------------------------------------------------------
Call toll-free 1-888-503-FUND (1-888-503-3863) for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.
================================================================================
CLOSED-END INVESTMENT COMPANIES LISTED ON THE AMERICAN STOCK EXCHANGE

o    Bull & Bear                        Investing for a high level of income
     Global Income Fund                 from a global portfolio of primarily
                                        investment grade fixed income
                                        securities.
--------------------------------------------------------------------------------
o    Bull & Bear                        Investing for the highest possible
     Municipal Income Fund              income exempt from Federal income tax
                                        that is consistent with preservation of
                                        principal.
--------------------------------------------------------------------------------
o    Bull & Bear                        Investing for a high level of current
     U.S. Government                    income, liquidity, and safety of
     Securities Fund                    principal.
================================================================================
DISCOUNT BROKERAGE SERVICES

o    Bull & Bear                        Bull & Bear Securities is committed to
     Securities, Inc.                   providing investors with major
                                        commission savings, free investment
                                        ideas and services, free cash management
                                        services with no minimum for check
                                        writing, and American Airlines(R)
                                        AAdvantage(R) miles for many of your
                                        investing activities. And now you can
                                        take advantage of Bull & Bear
                                        Securities' web trading flat commission
                                        rate of $19.95 per trade at
                                        www.ebullbear.com on the first 1,000
                                        shares, plus 2(cents) per share on each
                                        share over 1,000 shares, and earn 200
                                        AAdvantage(R) miles every time you
                                        trade! Call toll-free 1-800-BULL-BEAR
                                        (1-800-285-5232).
--------------------------------------------------------------------------------
Total Return Performance. For periods ended 6/30/97, Bull & Bear Gold Investors' total return for one year was a negative 37.81%, average annual total return for the past five years was a negative 1.20%, and for the past ten years was a negative 4.25%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

                         BULL & BEAR GOLD INVESTORS LTD.
                Schedule of Portfolio Investments - June 30, 1997

     Troy
    Ounces                                                         Market Value
    ------                                                         ------------
              BULLION (2.0%)
    998.309   Gold.............................................    $    333,385
                                                                   ------------
              Total Bullion (cost: $380,455)...................         333,385
                                                                   ------------
     Shares
     ------
              COMMON STOCKS AND WARRANTS (97.2%)
              North America (74.9%)
     59,500   BYG Natural Resources Inc.*......................          39,356
    100,000   Banro Resource Corp. Special Warrants*...........         521,245
     25,000   Barrick Gold Corp................................         550,000
     75,000   Birim Goldfields Inc. Special Warrants* (1)......          32,353
    200,000   Canyon Resources Corp.*..........................         487,500
    140,000   Colossal Resources Corp.*........................         242,802
    250,000   Cornucopia Resources Ltd. Units*.................         129,413
    275,000   Dayton Mining Corp.* (2).........................         949,026
    200,000   Eaglecrest Explorations Ltd.*....................          99,216
    111,000   Eaglecrest Explorations Ltd. Units* (1)..........          35,792
    160,000   Eden Roc Mineral Corp.*..........................         149,543
     25,000   Etruscan Enterprises Ltd.*.......................         106,945
    200,000   Fairmile Gold Corp.* (2).........................         102,920
    200,000   Fairmile Gold Corp. Units* (1)(2)................          66,360
     30,000   Getchell Gold Corp.*.............................       1,057,500
     50,000   Glenmore Highlands Inc.*.........................         138,400
    200,000   Golden Bear Minerals Inc. Special Warrants*......          47,451
     70,500   Golden Cycle Gold Corp.* (2).....................         634,500
     50,000   Golden Knight Resources Inc.*....................         101,373
     20,000   Golden Star Resources Ltd.*......................         162,500
    500,000   Goldstake Explorations, Inc.* (2)................         125,818
     85,000   Greenstone Resources Ltd.*.......................         722,500
     50,000   Guyanor Resources S.A.*..........................         140,197
    200,000   Holmer Gold Mines Ltd. Special Warrants*.........         109,282
     50,000   Homestake Mining Co..............................         653,125
    100,000   Kenrich Mining Corp. Units* (1)..................          45,834
    130,000   Minorca Resources Inc.*..........................          80,380
    150,000   Miramar Mining Corp.*............................         539,219
     30,000   Newmont Mining Corp..............................       1,170,000
  2,000,000   Oxus Resources Corp. Units* (1)(2)...............         195,000
    103,000   REA Gold Corp.*..................................          58,502
    250,000   Rio Narcea Gold Mines Ltd.*......................         745,920
    100,000   River Gold Mines Ltd.............................         240,851
     50,000   Trillion Resources Ltd. Units*...................         140,556

                 See accompanying notes to financial statements.

     Shares                                                               Market Value
     ------                                                               ------------
     11,000   Valerie Gold Resources Ltd. Special Warrants*.............  $     11,230
    200,200   Viceroy Resources Corp.*..................................       647,710
    500,000   Vista Gold Corp.*.........................................       445,755
    100,000   West Africa Mining Exploration Corp. Inc.*................       230,067
    200,000   Western Pacific Mining Exploration Inc. Units* (1)........       148,106
    166,666   William Resources, Inc.*..................................       257,626
                                                                          ------------
                                                                            12,361,873
                                                                          ------------
              Australia (4.2%)
    300,000   Emperor Mines Ltd.*.......................................       416,528
    250,000   Normandy Mining Ltd.......................................       279,561
                                                                          ------------
                                                                               696,089
                                                                          ------------
              Brazil (0.9%)
    200,000   Ourominas Minerals Inc.*..................................       146,668
                                                                          ------------
              Ghana (0.3%)
     22,222   Ashanti Goldfields Ltd.*..................................        44,444
                                                                          ------------
              Ireland (1.2%)
    300,000   Glencar Explorations PLC*.................................       195,164
                                                                          ------------
              Mexico (3.6%)
    125,000   Industrias Penoles S.A....................................       597,189
                                                                          ------------
              South Africa (12.1%)
    751,664   Blyvooruitzicht Gold Mining Co. Ltd.*.....................       417,174
     75,000   Driefontein Consolidated Ltd. ADR.........................       506,250
     50,000   Free State Consolidated Gold Mines Ltd. ADR...............       250,000
    170,000   Vaal Reefs Exploration & Mining Co. Ltd. ADR..............       818,125
                                                                          ------------
                                                                             1,991,549
                                                                          ------------
                  Total Common Stocks and Warrants (cost: $22,233,013)..    16,032,976
                                                                          ------------
  Contracts   Options (0.8%)
  ---------
        250   Blyvooruitzicht Gold Mining Co. Ltd., 12/31/00*...........        50,505
         15   Durban Roodeport Deep Ltd., 12/31/99......................        18,315
        400   Normandy Mining Ltd., 4/30/01.............................        70,847
                                                                          ------------
                  Total Options (cost: $389,232)........................       139,667
                                                                          ------------
              Total Investments (cost: $23,002,700) (100.0%)............  $ 16,506,028
                                                                          ============

----------
 *   Indicates non-income producing security.
(1)  Restricted security (see note 4).
(2)  Affiliated company.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30,1997

ASSETS:
   Investment at market value
     (cost: $23,002,700) (note 1).......   $16,506,028
   Receivables:
     Fund shares sold...................        42,501
     Dividends..........................        13,268
   Other assets.........................         3,699
                                           -----------
         Total assets...................    16,565,496
                                           -----------

LIABILITIES:
  Payables:
     Demand note payable to bank........     1,276,839
     Fund shares redeemed...............         2,217
  Accrued expenses......................        54,593
  Accrued management and
    distribution fees...................        15,189
                                           -----------
         Total liabilities..............     1,348,838
                                           -----------

NET ASSETS: (applicable to 2,130,886
   outstanding shares: 500,000,000 shares
   of $.01 par value authorized)........   $15,216,658
                                           ===========

NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($15,216,658 / 2,130,886)............         $7.14
                                           ===========

At June 30, 1997, net assets consisted of:
   Paid-in capital......................   $20,884,713
   Undistributed net realized gain on
     investments........................       831,883
   Accumulated deficit in net investment
     income.............................        (3,266)
   Net unrealized depreciation on
     investments and foreign currencies.    (6,496,672)
                                           -----------
                                           $15,216,658
                                           ===========


STATEMENT OF OPERATIONS
Year ended June 30,1997

INVESTMENT INCOME:
   Dividends (net of foreign
     taxes of $927).....................    $  203,350
   Interest.............................         7,941
                                           -----------
         Total investment income........       211,291
                                           -----------

EXPENSES:
   Distribution (note 3)................       239,850
   Investment management (note 3).......       222,365
   Transfer agent.......................        48,741
   Professional (note 3)................        46,384
   Interest (note 5)....................        40,797
   Registration (note 3)................        32,759
   Shareholder administration (note 3)..        25,056
   Custodian............................        20,036
   Printing.............................        16,301
   Directors............................        10,429
   Other................................         3,060
                                           -----------
          Total expenses................       705,778
                                           -----------
          Net investment loss...........      (494,487)
                                           -----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS, FOREIGN
   CURRENCIES AND FUTURES:
   Net realized loss from foreign currency
     and futures transactions...........      (211,090)
   Net realized gain from security
     transactions.......................     3,146,892
   Unrealized depreciation of
     investments and foreign
     currencies during the period.......   (12,311,707)
                                           -----------
     Net realized and unrealized
       loss on investments, foreign
       currencies and futures...........    (9,375,905)
                                           -----------
     Net decrease in net assets resulting
       from operations..................   $(9,870,392)
                                           ===========


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,

                                                                                             1997           1996
                                                                                         -----------     -----------
OPERATIONS:
   Net investment loss................................................................ $   (494,487)   $   (489,524)
   Net realized loss from foreign currency and futures transactions...................     (211,090)       (583,523)
   Net realized gain from security transactions.......................................    3,146,892       3,674,899
   Unrealized appreciation (depreciation) of investments and foreign currencies
     during the period...............................................................   (12,311,707)      3,477,953
                                                                                       ------------    ------------
     Net increase (decrease) in net assets resulting from operations..................   (9,870,392)      6,079,805

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($2.27 and $1.61 per share, respectively)....   (4,153,125)     (3,216,598)

CAPITAL SHARE TRANSACTIONS:
   Change in net assets resulting from capital share transactions (a).................    1,751,181      (4,381,207)
                                                                                       ------------    ------------
     Total decrease in net assets.....................................................  (12,272,336)     (1,518,000)

NET ASSETS:
   Beginning of period................................................................   27,488,994      29,006,994
                                                                                       ------------    ------------
   End of period (including accumulated deficit in net investment income of
     $3,266 and $4,030, respectively)................................................. $ 15,216,658    $ 27,488,994
                                                                                       ============    ============

--------------
    (a)  Transactions in capital shares were as follows:

                                                                       1997                        1996
                                                                ------------------         --------------------
                                                                Shares       Value         Shares        Value
                                                               --------   -----------    ----------   -----------
     Shares sold............................................    707,565    $8,366,721     4,753,718   $65,651,412
     Shares issued in reinvestment of distributions.........    375,803     3,855,738       244,202     2,950,243
     Shares redeemed........................................   (912,837)  (10,471,278)   (5,246,276)  (72,982,862)
                                                               --------   -----------    ----------   -----------
     Net increase (decrease)................................    170,531    $1,751,181      (248,356)  $(4,381,207)
                                                               ========   ===========    ==========   ===========


                See accompanying notes to financial statements.

                          Notes to Financial Statements


(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is long term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals and in gold, platinum and silver bullion, as set forth in its prospectus. Income is the secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on the NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies and gold, platinum and silver coins are valued in U.S. dollars. Securities and bullion for which quotations are not readily available and other assets are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $23,065,969, gross unrealized appreciation and gross unrealized depreciation were $1,284,591 and $7,844,532, respectively at June 30,1997. Distributions paid to shareholders differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards, wash sales, and capital gains distributions paid in the subsequent year.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such invest-ments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $9,615 for providing certain administrative and accounting services at cost for the year ended June 30,1997. During the year ended June 30, 1997, the Fund paid $5,131 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, in commissions for brokerage services.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $25,056 for shareholder administration services which it provided to the Fund at cost for the year ended June 30, 1997.

(4) Purchases and proceeds of sales of securities other than short term notes and bullion aggregated $8,548,790 and $9,265,957, respectively, for the year ended June 30,1997. On June 30, 1997, the Fund held certain securities which are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Date of acquisition and cost of restricted securities are as follows:

                                                                Date of
    Shares                                                   Acquisition         Cost           Value
    ------                                                   -----------         ----           -----
    75,000    Birim Goldfields, Inc. Special Warrants          10/18/96      $  122,313       $ 32,353
    46,000    Eaglecrest Explorations, Ltd. Units              12/30/96          68,913         14,833
    65,000    Eaglecrest Explorations, Ltd. Units               1/31/97          79,568         20,959
   200,000    Fairmile Gold Corp. Units                         3/21/96         190,017         66,360
   100,000    Kenrich Mining Corp. Units                         8/1/96         101,829         45,834
 2,000,000    Oxus Resources Corp. Units                        8/15/96         300,000        195,000
   200,000    Western Pacific Mining Exploration Inc. Units     12/5/96         294,551        148,106
                                                                             ----------       --------
                                                                             $1,157,191       $523,445
                                                                             ==========       ========

At June 30,1997, the total value of restricted securities represent 3.44% of net assets.

(5) The Fund has a committed bank line of credit for leveraging, temporary or emergency purposes. At June 30,1997, the balance outstanding was $1,276,839 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended June 30,1997, the weighted average interest rate was 7.10% based on the balances outstanding during the year and the weighted average amount outstanding was $471,972. Included in interest expense is $697 for commitment fees related to such line of credit.

                              FINANCIAL HIGHLIGHTS

                                                                         Years Ended June 30,
                                                             -----------------------------------------------
                                                              1997      1996      1995      1994      1993
                                                             ------    ------    ------    ------    -------
PER SHARE DATA
Net asset value at beginning of period ....................  $ 14.02   $ 13.13   $ 15.71   $ 16.98   $ 11.62
                                                             -------   -------   -------   -------   -------
Income from investment operations:
   Net investment income (loss) ...........................     (.25)     (.22)       --      (.11)     (.03)
   Net realized and unrealized gain (loss) on investments .    (4.36)     2.72     (1.13)    (1.05)     5.39
                                                             -------   -------   -------   -------   -------
     Total from investment operations .....................    (4.61)     2.50     (1.13)    (1.16)     5.36
                                                             -------   -------   -------   -------   -------
Less distributions:
   Distributions from net realized gains on investments ...    (2.27)    (1.61)    (1.45)     (.11)       --
                                                             -------   -------   -------   -------   -------
     Total distributions ..................................    (2.27)    (1.61)    (1.45)     (.11)       --
                                                             -------   -------   -------   -------   -------
Net asset value at end of period ..........................  $  7.14   $ 14.02   $ 13.13   $ 15.71   $ 16.98
                                                             =======   =======   =======   =======   =======
TOTAL RETURN ..............................................   (37.81)%   21.01%    (8.01)%   (6.92)%   46.13%
                                                             =======   =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ...............  $15,217   $27,489   $29,007   $36,603   $47,489
                                                             =======   =======   =======   =======   =======
Ratio of expenses to average net assets (a) ...............     2.77%     2.93%     2.82%     2.54%     3.01%
                                                             =======   =======   =======   =======   =======
Ratio of net investment income (loss) to average
 net assets (b)............................................    (1.89)%   (1.49)%     .12%     (.65)%    (.27)%
                                                             =======   =======   =======   =======   =======
Portfolio turnover rate ...................................       37%       61%      158%      129%      156%
                                                             =======   =======   =======   =======   =======
Average commission per share ..............................  $ .0180   $ .0202
                                                             =======   =======

(a)Ratios including interest expense were 2.94%, 3.05%, 2.93%, 2.57%, and 3.03% for the years ending June 30, 1997, 1996, 1995, 1994, and 1993, respectively.

(b)Ratios including interest expense were (2.06)%, (1.61)%, .01%, (.68)%, and (.29)% for the years ending June 30, 1997, 1996, 1995, 1994, and 1993, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
   Bull & Bear Gold Investors Ltd.:

         We have audited the accompanying statement of assets and liabilities of Bull & Bear Gold Investors Ltd., including the schedule of portfolio investments as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securites owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Gold Investors Ltd. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 11, 1997

                                   ----------

--------------------------------------------------------------------------------
Total Return Performance Graphs
Bull & Bear Gold Investors ("Fund")

Standard & Poor's 500 Stock Index ("S&P 500")

Morningstar Specialty Fund-Precious Metals
Average ("PMFA")

The performance graph shows results of an initial investment of $10,000 in Bull & Bear Gold Investors, in Standard & Poor's 500 Stock Index, and in Morningstar Specialty Fund-Precious Metals Average from July 1, 1987 to June 30, 1997. Results in each case reflect reinvestment of dividends and distributions. The Index is unmanaged and fully invested in common stocks. The Fund invests primarily in gold, platinum and silver bullion, a global portfolio of securities of companies involved in mining, processing or dealing in gold or other precious metals, and may invest in fixed income securities for temporary defensive purposes.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Growth of $10,000 invested July 1, 1987 through June 30, 1997

                                [Graph Omitted]


              Annualized    Total     Ending
                Return     Return      Value
                ------     ------      -----
Fund            -4.25%     -35.24%    $6,476
S&P 500         14.65      292.32     39,232
PMFA            -1.73      -16.01      8,399

Source: Morningstar, Inc.

GOLD
INVESTORS
--------------------------------------------------------------------------------

For Fund prospectuses and other
investment information, call toll-free

1-888-503-FUND
1-888-503-3863

For shareholder services by
Direct Access, call toll-free

1-888-503-VOICE
1-888-503-8642


Or, access the Fund on the web at
www.mutualfunds.net
--------------------------------------------------------------------------------



Printed on recycled paper [Logo]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.




Gold Investors
================================================================================

Investing in Mining Shares
and Gold, Platinum and
Silver Bullion for Long
Term Capital Appreciation

--------------------------------------------------------------------------------
Annual Report
June 30, 1997



BULL & BEAR_____________________________________________________________________
Performance Driven(R)